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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ________________________

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                        AUGUST 24, 2007 (AUGUST 21, 2007)


                          SUN MOTOR INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


           WYOMING                    000-791                    84-0217330
(State or other jurisdiction   (Commission File No.)           (IRS Employer
     of incorporation)                                      Identification No.)

                    BLOCK B, G/F., PRINCE INDUSTRIAL BUILDING
                        106 KING FUK STREET, SAN PO KONG,
                               KOWLOON, HONG KONG
              (Address of principal executive offices and Zip Code)


                                 (852) 2321 6108
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF
CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

         Effective August 21, 2007, Kenny Lo resigned his position as Chief Financial Officer of the Company for personal reasons.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                          SUN MOTOR INTERNATIONAL, INC.



Date:  August 24, 2007                    By: /s/ Shi Kai Biu
                                              ---------------------------------
                                              Shi Kai Biu, Chief Executive
                                              Officer (principal executive
                                              officer)